Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the Quarterly  Report of Cognigen  Networks,  Inc. (the
"Company") on Form 10-QSB for the period ended  December 31, 2002, as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
David G. Lucas, Chief Financial Officer of the Company,  certify, pursuant to 18
U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of
2002, that:

     1.   The Report fully  complies  with the  requirement  so Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                    /s/David G. Lucas
                                    ----------------------------------------
                                    David G. Lucas
                                    Chief Financial Officer

                                    February 10, 2003